UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section

14(a) of the Securities Exchange Act of

1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WINDTREE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its

Charter)

(Name of Person(s) Filing Proxy Statement, if other than th

Registrant)

Payment of Filing Fee (Check the appropriate box

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

A LETTER FROM WINDTREE’S CHIEF EXECUTIVE OFFICER

Dear Fellow Shareholders:

2021 was a tremendous year for us. We made significant progress across multiple fronts, creating a series of milestones and setting up 2022 to be another eventful year. As we turn the page from one year to the next, and continue on with so many activities at Windtree, I wanted to take a moment to provide you with a quick review of our advancements and progress to date and provide you with some insight into our outlook for the upcoming year.

I am very pleased to report on the success our management team has had in achieving upon our four core areas of focus set forth in 2021, including:

1)    Successfully Executing a Positive SEISMiC Study with Istaroxime in Early Cardiogenic Shock

Patients in cardiogenic shock due to heart failure have decreased cardiac output with extremely low blood pressure resulting in a critical, often fatal, reduction of blood flow and perfusion to the body, including vital organs. We believe istaroxime may fulfill a significant unmet need in early cardiogenic shock based on the profile observed in our Phase 2 clinical studies in acute heart failure (AHF), which demonstrated that istaroxime improved systolic blood pressure and cardiac function. Additionally, there could be a potentially attractive regulatory pathway, so we began a program that started with patients in early cardiogenic shock (Society for Cardiovascular Angiography and Interventions (SCAI) Stage B shock). Executing the study was our top deliverable. While the global pandemic had a significant impact on hospital staff and, in particular, intensive care units where our trial was conducted, I am very proud of the team’s ability to problem-solve, make smart decisions and move with urgency in execution resulting in successfully completing the trial in only a couple of months longer than pre-COVID projections. Most importantly, we were excited to announce the study met its primary endpoint in systolic blood pressure profile over six hours with the istaroxime treated group performing significantly better compared to the control group. Based on the importance of the trial, the study was accepted for a “late-breaker” presentation at the upcoming European Society of Cardiology Heart Failure Conference in Madrid, Spain where the data and details will be presented. The Company is excited to be holding a conference call for investors from Madrid on Monday, May 23rd to present the study results and discuss the path forward. The positive results support the Company’s development and potential regulatory pathway in cardiogenic shock.

2)    Study KL4 Lucinactant in COVID-19 Related ARDS and Lung Injury

We executed a Phase 2 clinical trial studying KL4 surfactant in COVID-19 associated lung injury and acute respiratory distress syndrome (ARDS). In the first quarter of 2022, we announced results for the Company’s Phase 2 single-arm study of lucinactant (KL4 surfactant) designed to evaluate the safety and tolerability of lucinactant delivered as a liquid via the endotracheal tube in 20 patients who were mechanically ventilated due to COVID-19 associated lung injury and severe ARDS. The study demonstrated that intratracheal administration of reconstituted lyophilized lucinactant was generally safe and well tolerated with stable to improved oxygenation and other physiological parameters after dosing. This supports the feasibility of this approach in developing a potential treatment for critically ill patients with ARDS due to COVID-19 and other causes. For all areas associated with the KL4 lucinactant platform, including AEROSURF for treating respiratory distress syndromes (RDS) in pre-term infants, we have focused our efforts to support the efforts of Lee’s (HK) in Asia to advance the platform. Additionally, to support the future development of AEROSURF and our lyophilized KL4 surfactant in markets outside of Asia, we are currently pursuing one or more licensing agreements and/or other strategic opportunities in order to focus our team and resources on the multiple acute cardiovascular opportunities in our portfolio.

3)    Advancing Study Start Up Activities for Istaroxime in Acute Heart Failure

Based on the positive Phase 2a and Phase 2b clinical trial results in AHF, and given the significant unmet need, market size and opportunity, this program is a fundamental program for Windtree. The FDA has also granted Fast Track designation for istaroxime for the treatment of AHF. We advanced a number of important activities to enable this trial, including completing a 14-day dog toxicology study, clinical protocol development and working with the top heart failure expert advisors from the United States, Europe, and Asia to be in a position to start the next AHF trial after obtaining adequate funding.

4)    Strengthening the Team Capabilities and Business

In setting aggressive objectives and acting upon multiple clinical and business development opportunities simultaneously, it is critical to have a world-class team, management and company leadership, especially in a small, lean company such as Windtree. We strengthened our management team by appointing Diane Carman as our new General Counsel. We also strengthened clinical operations and business development areas and reorganized to lower costs and enable investment in areas associated with delivering upon milestones.

Looking Forward

Our talented team is making great progress and delivering important milestones in the midst of unprecedented times. Markets are proving to be very difficult and impacting our value given the uncertainty in the world today. We have shaped our strategy to be mindful of the current market conditions and focused on activities and clinical advancement that we believe represent the best return on investment and potential value generation for our shareholders.

We are looking forward to presenting the additional results from our positive SEISMiC study results in early cardiogenic shock later in May. Cardiogenic shock represents a significant opportunity for us as an unmet need in critical patients who lack adequate therapies and offers a development pathway that we believe can be a potentially faster way to commercialization delivering on an unmet medical need. By choosing to study early cardiogenic shock and now delivering positive results, we have created optionality for the Company as well as istaroxime advancement, its resourcing needs and partnership opportunities with two complementary but unique development pathways: early cardiogenic shock and AHF.

Given the progress and positive results with istaroxime in cardiogenic shock, our plans for the remainder of 2022 and into 2023 are:

✔

Execute the SEISMiC Extension Study: With the positive results in early cardiogenic shock, this study is designed to advance the program with longer istaroxime dosing as well as evaluate a dose titration, more fully illuminate the effects and potential benefits associated with SERCA2a activation and support our regulatory strategy for Phase 3 with istaroxime. We plan that the trial will study up to 30 patients and take about six months of execution with data expected in Q1 2023.

✔

Study SCAI Stage C Patients: While a smaller group than SCAI stage B that was studied in our SEISMiC trial, the strategy is to gain experience in more severe, SCAI stage C patients where low systolic blood pressure and lack of cardiac function causes more severe consequences in order to support both regulatory, development and commercial strategies. We plan that the trial will study up to 20 patients and take about six months of execution with data expected in late Q1 or early Q2 2023.

✔

Engage with Regulatory Authorities for Cardiogenic Shock Advancement: We will be meeting with regulatory authorities this year and next in order to further define a potential development path to approval for cardiogenic shock. We believe that with the positive SEISMiC Phase 2 study and the additional clinical work on dose optimization, drug characterization and experience with SCAI stage C patients, we could be in a position for an end of Phase 2 meeting and start Phase 3, which is our priority objective for 2023.

✔

Execute Business Development Activities to Support Acute Heart Failure and our Non-Dilutive Funding Objectives: Our heart failure platform consisting of istaroxime with two developing indications, along with our oral SERCA2a activators in pre-clinical development for chronic heart failure, create partnership and licensing opportunities. In particular, the AHF program would benefit greatly from the non-dilutive resourcing and the scale and technical resources a larger company would bring to the effort.

The next several months and coming year will see clinical execution on multiple fronts and a number of important milestones that can be catalysts for growth and value generation. The team has an unwavering commitment to deliver important therapies for underserved, critical patients and the success that comes from advancing the programs and creating new therapies. I look forward to keeping you updated on our progress.

Best Regards,

Craig

Craig E. Fraser
President and Chief Executive Officer
Windtree Therapeutics, Inc.

We encourage you to read our 2021 Annual Report on Form 10-K, which includes our audited consolidated financial statements as of and for the year ended December 31, 2021, and the sections captioned "Risk Factors" and "Forward Looking Statements" for a description of the substantial risks and uncertainties related to the forward-looking statements included herein.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Windtree’s 2022 Annual Meeting, which will be held at 9:00 a.m., Eastern time, on Tuesday, June 7, 2022 (the “Annual Meeting”). We have decided to hold the Annual Meeting in person this year while also taking necessary precautions to support the health and well-being of our business partners, employees and stockholders due to the impacts of the COVID-19 pandemic. The Annual Meeting will be held at our corporate headquarters, located at 2600 Kelly Road, Suite 100, Warrington, PA 18976. We believe that hosting the Annual Meeting in person will enable greater stockholder participation and improves our ability to communicate more effectively with our stockholders. Additionally, if public health developments warrant, and/or there is an emergency order limiting gatherings of people and closing places of business, we may elect to hold the Annual Meeting virtually, which will be announced as promptly as practicable, through a current Report on Form 8-K filed with the Securities and Exchange Commission, as well as any other notification required by state law. At the Annual Meeting, stockholders will vote:

●	to elect the five director nominees that are set forth in the attached Proxy Statement to serve as directors, whose term will expire in 2023;
●	to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement; and
●	to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2022 fiscal year.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION:

Date:	June 7, 2022
Time:	9:00 a.m. ET
Location:	Windtree Therapeutics, Inc. 2600 Kelly Road, Suite 100 Warrington, PA 18976
Record Date:	You can vote if you were a stockholder of record on April 27, 2022.

Your vote matters. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/ John P. Hamill
John P. Hamill
Senior Vice President, Chief Financial Officer and Corporate Secretary
May 11, 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. THIS PROXY STATEMENT AND THE PROXY CARD ARE BEING MAILED TO OUR STOCKHOLDERS ON OR ABOUT MAY 11, 2022. In accordance with the rules of the Securities and Exchange Commission, or SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Notice of Special Meeting and Proxy Statement is available to holders of our common stock at https://www.cstproxy.com/windtreetx/2022 and on our corporate website at www.windtreetx.com.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2021 Annual Report in full.

PROXY SUMMARY

Summary of Stockholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of the five director nominees to serve until our 2023 Annual Meeting	Page 35	✓ FOR EACH NOMINEE
Item 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	Page 36	✓ FOR
Item 3: Ratification of Appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for 2022	Page 37	✓ FOR

Our Director Nominees

You are being asked to vote on the election of five director nominees, each to serve until our 2023 Annual Meeting of Stockholders. The number of members of our Board of Directors, or the Board, is currently set at six members. Dr. Evan Loh, a current member of our Board, has advised us that due to other professional commitments, he will not stand for re-election at the Annual Meeting, and his service as a member of our Board will end effective as of the Annual Meeting. As a result, we intend to reduce the size of our Board from six to five, effective as of the Annual Meeting. We extend our deepest gratitude to Dr. Loh for his distinguished service to our Board. We expect that Dr. Loh will continue to serve as an outside advisor to the Board.

The term of office of our directors expires at the Annual Meeting. We are nominating Craig E. Fraser, James Huang, Daniel Geffken, Robert Scott, M.D., and Leslie J. Williams for election at the Annual Meeting to serve until the 2023 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The five nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Messrs. Fraser, Huang and Geffken, Dr. Scott and Ms. Williams. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

SUMMARY INFORMATION (continued)

		Director			Committee Memberships			Other Current Public Company
Name	Age	Since	Occupation	Independent	AC	CC	NCGC	Boards
Craig E. Fraser	57	2016	President and Chief Executive Officer	No				None
James Huang	56	2018	Founding and Managing Partner of Panacea Venture	Yes				Alaunos Therapeutics, Inc.
Daniel Geffken	65	2019	Managing Partner of Danforth Advisors	Yes	C	M		None
Robert Scott, M.D.	68	2021	Former Chief Medical Officer and Head of Development for AbbVie	Yes		M	M	None
Leslie J. Williams	62	2021	Director, President and CEO of hC Bioscience, Inc.	Yes	M		C	Ocular Therapeutix

AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Items
Size of Board (set by the Board)	6 (to be reduced to 5 as of the Annual Meeting)
Number of Independent Directors	5 (to be reduced to 4 as of the Annual Meeting)
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors	Plurality
Diversity of Board Background, Experience and Skills	Yes

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | ii

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Windtree in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Tuesday, June 7, 2022, at 9:00 a.m., Eastern time at our corporate headquarters, located at 2600 Kelly Road, Suite 100, Warrington, PA 18976.

This Proxy Statement and the enclosed proxy card are first being mailed to our stockholders on or about May 11, 2022.

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Windtree is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are first being furnished to our stockholders on or about May 11, 2022. This Proxy Statement and our 2021 Annual Report are available to holders of our common stock at https://www.cstproxy.com/windtreetx/2022 and on our corporate website at www.windtreetx.com.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on April 27, 2022, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 29,406,172 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

VOTING METHODS

You may vote at the Annual Meeting by delivering a proxy card in person or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card	Using the internet at https://www.cstproxy.com/windtreetx/2022	Calling toll-free from the United States, U.S. territories and Canada to +1(866)894-0536

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals in Items 1, 2 and 3. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

●

Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted. You may not revoke or change your vote over the internet or by telephone after 11:59 p.m., Eastern time, on June 6, 2022;

●	Sign a new proxy card and submit it by mail, which must be received no later than June 6, 2022. Only your latest dated proxy card will be counted;

●

Attend the Annual Meeting held at our corporate headquarters, located at 2600 Kelly Road, Suite 100, Warrington, PA 18976. Attending the Annual Meeting will not by itself revoke a previously granted proxy; or

●	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or internet, other than attending the Annual Meeting, is 11:59 p.m., Eastern time on June 6, 2022. If you are a registered stockholder and attend the Annual Meeting, you may vote at the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the internet.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Election of directors	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 2: Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 3: Ratification of appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for 2022	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either in person or represented by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares attending the Annual Meeting in person or represented by proxy or the chairman of the Annual Meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 2

BOARD OF DIRECTORS

Our Board has nominated Craig E. Fraser, James Huang, Daniel Geffken, Robert Scott, M.D., and Leslie J. Williams to be elected as directors at our Annual Meeting to hold office until our 2023 Annual Meeting of Stockholders.

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board currently consists of six directors. Dr. Loh has advised us that due to other professional commitments, he will not be standing for reelection at the Annual Meeting and his service as a member of our Board will end effective as of the Annual Meeting. As a result, we intend to reduce the size of our Board from six to five, effective as of the Annual Meeting. Each of our remaining current directors has been nominated by our Board for re-election at the Annual Meeting for one-year terms that will expire at the 2023 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee, or the Governance Committee, of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated By-Laws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at six members. Dr. Loh’s service as a member of our Board will end effective as of the Annual Meeting and he is not standing for re-election. As a result, we intend to reduce the size of our Board from six to five, effective as of the Annual Meeting. The Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

SELECTION OF CANDIDATES

Our Board identifies director nominees by first evaluating the current members of our Board who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board’s criteria for Board service are re-nominated. As to new candidates, our Board generally polls its members and members of our management for their recommendations. Our Board may also review the composition and qualification of the boards of our competitors and may seek input from industry experts or analysts. Our Board reviews the qualifications, experience and background of the candidates and, as discussed below, considers diversity in these areas among all the Board members. In making its determinations, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as any other candidates.

Each of the nominees included in this Proxy Statement and the enclosed proxy card(s) was recommended for inclusion by all of the members of our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 3

BOARD OF DIRECTORS (continued)

CRITERIA FOR BOARD MEMBERSHIP

The Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria
Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:
►	Experience in leadership roles in the life sciences, healthcare or public health fields, including experience in the areas of development and commercialization of drug products;
►	Personal integrity and ethical character, commitment and independence of thought and judgment;
►	Capability to fairly and equally represent our stockholders;
►	Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;
►	Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and
►	Lack of actual and potential conflicts of interest.

The Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas: technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen; and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications.

BOARD COMMITMENT TO DIVERSITY

We do not have a formal policy regarding consideration of diversity in selecting the nominees for our Board; however, we seek to nominate Board members with a variety of complementary skills so that as a group, the Board will possess the appropriate talent, skills and expertise to oversee our businesses. As set forth above, the qualifications we look for in nominees for Board members (both new candidates and current Board members) include technical and operational knowledge of our business and industries; experience in operational, financial and/or risk management; familiarity with international business, markets and cultures; and expertise in the pharmaceutical industry, including research and development. Because not every nominee will possess all of these qualifications, our Board considers diversity in these factors when evaluating each nominee in the context of the Board as a whole.

The recently adopted listing rules of the Nasdaq Stock Market LLC, or Nasdaq, require each listed company to have, or explain why it does not have, two diverse directors on the board, including at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+, or for smaller reporting companies, two female directors. Companies listed on Nasdaq must have at least one diverse director by 2023 and two diverse directors by 2026.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. We are particularly proud of the gender and ethnic diversity of our Board, which, as noted below, includes one Board member who self-identifies as female, and two members of our Board who self-identify as ethnically diverse. The matrix below provides certain highlights of the composition of our Board members based on self-identification. Each of the categories listed in the matrix below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 4

BOARD OF DIRECTORS (continued)

Board Diversity Matrix
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Asian American		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 5

BOARD OF DIRECTORS (continued)

DIRECTOR CANDIDATES

On an ongoing basis, the Governance Committee considers potential director candidates identified on its own initiative as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Governance Committee in the manner described under the heading “Stockholder Communications to the Board” in this Proxy Statement. Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Governance Committee in the same manner as the Governance Committee’s nominees.

		Director			Committee Memberships			Other Current Public Company
Name	Age	Since	Occupation	Independent	AC	CC	NCGC	Boards
Craig E. Fraser	57	2016	Our President and Chief Executive Officer	No				None
James Huang	56	2018	Founding and Managing Partner of Panacea Venture and Chairman of our Board	Yes				Alaunos Therapeutics, Inc.
Daniel Geffken	65	2019	Managing Partner of Danforth Advisors	Yes	C	M		None
Robert Scott, M.D.	68	2021	Former Chief Medical Officer and Head of Development for AbbVie	Yes		M	M	None
Leslie J. Williams	62	2021	Director, President and CEO of hC Bioscience, Inc.	Yes	M		C	Ocular Therapeutix

AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee

In each of the director nominee biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 6

BOARD OF DIRECTORS (continued)

DIRECTOR NOMINEES

Craig E. Fraser
Age: 57 Director Since: 2016	Committee Memberships: None.	Other Public Directorships: None.

Mr. Fraser has served as President and Chief Executive Officer, or CEO, and a member of the Board since February 1, 2016. He brings over 30 years of experience as a leader in drug development, fundraising, business development and commercial operations in building biopharmaceutical and device businesses for startups as well as larger companies. Prior to joining us, Mr. Fraser held executive positions at several biopharmaceutical companies, including Novelion as President and Chief Operating Officer from 2014 to 2015 and, prior to that, positions of increasing responsibility; as Vice President of Global Disease Areas at Pfizer from 2009 to 2011 and Vice President and Global Business Manager at Wyeth Pharmaceuticals from 2007 to 2009. Previously, Mr. Fraser served as Vice President, Sales & Marketing and Commercial Operations and as Vice President, Oncology Global Strategic Marketing at Johnson & Johnson; and as Gastroenterology Franchise Lead, National Sales Director - Immunology and Acute Cardiovasculars, and Marketing Director - Cardiovasculars and Diagnostics at Centocor and various sales and sales management positions prior to marketing roles. Mr. Fraser is a veteran of both the U.S. Marine Corps and the U.S. Army. Mr. Fraser does not serve on any other public company boards. Mr. Fraser received his B.S. degree in Public Administration from Slippery Rock University of Pennsylvania.

Skills & Qualifications:
Mr. Fraser’s knowledge of our business, as well as his extensive leadership and biopharmaceutical industry experience provide him with the qualifications and skills to serve on our Board.

James Huang (Chairman)
Age: 56 Director Since: 2018	Committee Memberships: None.	Other Public Directorships: Alaunos Therapeutics, Inc. (Nasdaq: TCRT)

Mr. Huang has served as Chairman of the Board since December 2018. Mr. Huang is a Founding Managing Partner of Panacea Venture. Panacea Venture is a venture capital firm that focuses on investments in innovation and transformative early and growth healthcare and life sciences companies worldwide. He is a successful entrepreneur, investor, and opinion leader in the venture capital healthcare sector in China. Since 2011, Mr. Huang has served as a Managing Partner of Kleiner Perkins China, an investment advisory firm, focusing on the firm’s life sciences practice. Mr. Huang has made more than 15 investments in China since 2007. Prior to joining Kleiner Perkins China, Mr. Huang was a Managing Partner at Vivo Ventures, a venture capital firm specializing in life sciences investments. Prior to joining Vivo in 2007, Mr. Huang was president of Anesiva, a biopharmaceutical company focused on pain-management treatments. During his 20-year career in the pharmaceutical and biotech industry, Mr. Huang also held senior roles in business development, sales, marketing, and research and development with Tularik Inc. (subsequently acquired by Amgen), GlaxoSmithKline LLC, Bristol-Myers Squibb, and ALZA Corp. (subsequently acquired by Johnson & Johnson). Mr. Huang is a director at Kindstar Global and Casi Pharma and he is Chairman at Alaunos Therapeutics, Inc. Mr. Huang received an M.B.A. from the Stanford Graduate School of Business and a B.S. degree in chemical engineering from the University of California, Berkeley.

Skills & Qualifications:
Mr. Huang’s insight into life sciences financing and experience in the biopharmaceutical industry provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 7

BOARD OF DIRECTORS (continued)

Daniel Geffken
Age: 65 Director Since: 2019	Committee Memberships: Audit (Chair) and Compensation	Other Public Directorships: None.

Mr. Geffken has served as a member of our Board since April 24, 2019 and was also appointed Chairman of the audit committee and as a member of the compensation committee. Since 2011, Mr. Geffken has been serving as the Founding Managing Partner of Danforth Advisors, a leading financial and strategy consulting firm to the life sciences industry. He has served as chief financial officer and strategic consultant to numerous companies, including Apellis Pharmaceuticals, Cidara Therapeutics, Cabaletta Bio, Homology Medicines, Stealth BioTherapeutics and Transkaryotic Therapies. Mr. Geffken has served on the Board of Elicio Bio, Alcobra Ltd. and Arcturus Inc., after its merger with Alcobra.

Skills & Qualifications:

Mr. Geffken’s deep understanding of the industry in which we operate, in corporate financial management and his overall business acumen and insights provide him with the qualifications and skills to serve on our Board.

Robert Scott, M.D.
Age: 68 Director Since: 2021	Committee Memberships: Compensation and Nominating	Other Public Directorships: None.

Dr. Scott has served as a member of our Board since February 2021. He has held leadership positions for over 30 years in the world’s leading biopharma companies, including J&J, Pfizer, Amgen and AbbVie. During that time, Dr. Scott has led development teams responsible for highly successful brands such as Norvasc®, Lipitor®, Repatha®, Humira®, Skyrizi® and Rinvoq™. Prior to his recent retirement as Chief Medical Officer and Head of Development for AbbVie, a research-based global biopharmaceutical company, in April 2020, Dr. Scott was responsible for a team of over 4,000 individuals across 52 countries, a budget of nearly US$3 billion and programs involving more than 40 new molecular entities since joining in April 2016. Prior to joining AbbVie, Dr. Scott served as Vice President of Global Development for Amgen from October 2010 to February 2016, where he conducted, among other programs, heart failure development. From 2002 until 2007, he was the Chief Medical Officer and Executive Vice President of Research and Development at AtheroGenics. While there he designed and implemented the first large cardiovascular outcomes study to be wholly performed by a small biotech. Dr. Scott also worked for Pfizer, one of the world’s premier biopharmaceutical companies, from 1992 to 2002. While there, he was intimately involved in many cardiovascular clinical trials. He also was integral in developing the cholesterol drug Lipitor® and Norvasc®, a drug used to treat high blood pressure. Dr. Scott has served on many committees and boards, including as a member of the FDA Cardiac and Renal Drug Advisory Committee from 2012 until 2016, the board of Transcelerate, and as a member of the PhRMA Research and Development Leadership Forum. Dr. Scott currently serves as a director for Redx Pharma, ArisGlobal, Confo Therapeutics, Oncospherix Inc. and Draupnir Bio, where he also sits on the remuneration committee. Dr. Scott received his BSc in Microbiology and Biochemistry and MbChB in Medicine from the University of Cape Town.

Skills & Qualifications:
Dr. Scott’s extensive experience leading large biopharmaceutical companies through several successful product developments provides him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 8

BOARD OF DIRECTORS (continued)

Leslie J. Williams
Age: 62 Director Since: 2021	Committee Memberships: Audit and Nominating (Chair)	Other Public Directorships: Ocular Therapeutix (OCUL)

Ms. Williams has served as a member of our Board since February 2021. She is a 25-year biopharmaceutical veteran and is an experienced biotech chief executive officer and board of directors’ member. She has experience in healthcare, management, commercial product development and marketing. In 2021, she founded hC Bioscience, Inc., a discovery stage biotech company, and serves as Director, President and Chief Executive Officer. Prior to this, she spent 10 years at ImmusanT, Inc., a clinical stage biotechnology company, and she served as Director, President & Chief Executive Officer of ImmusanT until 2019. Prior to that, she was President and Chief Executive Officer of Ventaira Pharmaceuticals since 2004 and under her leadership the company became a significant player in the pulmonary drug-delivery market until it was sold at the end of 2007. Prior to Ventaira, Ms. Williams was director of marketing for INO Therapeutics, Inc. and additional experience includes commercial positions at Merck and GSK, and drug-delivery and -monitoring experience at Datex-Ohmeda (formerly Ohmeda, Inc.). She was a venture partner at Battelle Ventures where she sourced and evaluated deals and assisted early-stage technology companies with strategy, management, business development and M&A. She has served on several private, public and non-profit boards. In addition to serving as Chief Executive Officer at hC Bioscience, she serves on the Board of Ocular Therapeutix since 2019, Life Science Leader since 2011, CSCRI since 2018, and Life Science Cares since 2017. Ms. Williams holds an MBA from Washington University, John Olin School of Business, and a B.S. degree with honors in nursing from the University of Iowa. Before entering industry, she was a critical-care nurse at Duke University, Medical College of Virginia and at the University of Iowa.

Skills & Qualifications:
Ms. Williams’ insight into the biotechnology industry experience and familiarity with public life science company boards provides her with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 9

CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Amended and Restated Certificate of Incorporation, or Charter, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, and the charters of the committees of the Board, or collectively, the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website www.windtreetx.com under “Investors—Corporate Governance.”

BOARD INDEPENDENCE

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information provided by each director, our Board has determined that each of our directors, with the exception of Mr. Fraser, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent under the listing rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described in the section below titled “Certain Relationships and Related Party Transactions.”

BOARD LEADERSHIP STRUCTURE

Our Board is currently composed of six members. Dr. Loh’s service as a member of our Board will end effective as of the Annual Meeting and he is not standing for re-election. As a result, we intend to reduce the size of our Board from six to five, effective as of the Annual Meeting. In accordance with our Bylaws, each director is elected at our Annual Meeting of Stockholders. Each director holds office until our next Annual Meeting of Stockholders and until his or her successors have been duly elected and qualified, or until such director’s death, or until such director shall have resigned, or have been removed.

We believe that the Board should remain free to configure the leadership of the Board and the Company in a way that best serves the interests of the Company and its stockholders at the time and, accordingly, has no fixed policy with respect to combining or separating the offices of the Chairman of the Board and the CEO. We currently have separate offices of CEO and Chairman of the Board with Mr. Fraser serving as our CEO and Mr. Huang serving as Chairman of the Board. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Governance Committee. Each member of our Committees is an independent director as that term is defined by the U.S. Securities and Exchange Commission and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

One of the key functions of our Board is to oversee our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our board of directors that address the risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. While our Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. For example:

●

Our audit committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

●

Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.

●	Our nominating and corporate governance committee manages risks associated with the independence of our Board, potential conflicts of interest and the effectiveness of our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 10

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

EVALUATING BOARD EFFECTIVENESS

The Board is committed to continuous improvement and conducting annual self-evaluations as an important tool for evaluating effectiveness. The Board and each Committee conduct an annual self-evaluation of their performance and effectiveness.

CODE OF CONDUCT

We have adopted a Code of Business Conduct and Ethics that applies to our officers, including our principal executive, financial and accounting officers, and our directors and employees. We have posted the Code of Business Conduct and Ethics on our Internet website at www.windtreetx.com under the “Investors—Corporate Governance” tab. We intend to make all required disclosures on our website concerning any amendments to, or waivers from, our Code of Business Conduct and Ethics with respect to our executive officers and directors.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise, the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.

RESTRICTIONS ON THE HEDGING AND PLEDGING OF WINDTREE SHARES

Pursuant to our Insider Trading Policy, which applies to all officers, all directors and all of our employees and any of our subsidiaries, or the Covered Individuals, the Covered Individuals are prohibited from purchasing securities or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any equity security of Windtree or any such subsidiary. Covered Individuals are also prohibited from selling “short” any securities of those companies.

Covered Individuals are further prohibited from holding any equity securities of Windtree or any such subsidiary in a margin account or otherwise pledging such securities as collateral for a loan.

These prohibitions also apply to family members living in the same household as Covered Individuals, as well as entities influenced or controlled by the Covered Individuals.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 11

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

Director	Independence	Board	AC	CC	NCGC
Craig E. Fraser	No	M
James Huang	Yes	C
Daniel Geffken	Yes	M	C	M
Evan Loh, M.D.*	Yes	M	M	C
Bruce Peacock	Yes	M
Robert Scott, M.D.	Yes	M		M	M
Leslie J. Williams	Yes	M	M		C
2021 Meetings	N/A	7	4	2	1

AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee

* Dr. Loh will not stand for reelection at the Annual Meeting

During 2021, each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.

Audit Committee

Our audit committee currently consists of Mr. Geffken, Dr. Loh and Ms. Williams, with Mr. Geffken serving as chair of our audit committee. All members of our audit committee are “independent” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and satisfy the financial sophistication requirements of the SEC rules. The Board has determined that Mr. Geffken is an “audit committee financial expert” as defined under SEC rules.

The primary purpose of the audit committee is to assist the Board in fulfilling its oversight responsibilities relating to our accounting, reporting and financial practices, and our compliance with all related legal and regulatory requirements, including oversight of:

●	the appointment, retention and compensation of the Company’s independent auditor;

●	the maintenance by management of the reliability and integrity of the Company’s accounting policies, financial reporting and disclosure practices, and tax compliance;

●	the establishment and maintenance by management of processes to ensure that an adequate system of internal control is functioning within the Company; and

●	the establishment and maintenance by management of processes to ensure compliance by the Company with all applicable laws, regulations and Company policy.

In addition, the audit committee is responsible for, among other things, the appointment, compensation and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting), reviewing the range and cost of audit and non-audit services performed by our independent accountants, reviewing the adequacy of our systems of internal control, and reviewing all related party transactions. In discharging its role, the audit committee is empowered to investigate any matter brought to its attention and has full access to all our books, records, facilities and personnel. The audit committee also has the power to retain such legal, accounting and other advisors as it deems necessary to carry out its duties.

The Board has adopted a written audit committee charter. The composition and responsibilities of the audit committee and the attributes of its members, as reflected in its charter, are intended to be in accordance with certain listing requirements of Nasdaq and the rules of the SEC for corporate audit committees. The audit committee charter may be found on our website at www.windtreetx.com.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 12

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Compensation Committee

Our compensation committee currently consists of Mr. Geffken, Dr. Loh and Dr. Scott, with Dr. Loh serving as chair of our compensation committee. Each member of this committee (i) meets the requirements for independence under the current Nasdaq Listing Rules, (ii) is a non-employee director, as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (iii) qualifies as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

The compensation committee is responsible for, among other things:

●	reviewing management of the Company’s policies regarding compensation policies relating to executive and general compensation;

●

reviewing and approving corporate goals and objectives relating to the compensation of our CEO, executive officers and other senior officers, evaluate performance of executive officers and other senior officers and determine the CEO’s and other executive officers’ compensation level based on the compensation committee’s evaluation;

●	reviewing, approving and establishing guidelines for the Board; and

●

overseeing the key employee benefits programs, policies and plans relating to the compensation, benefits and equity incentives of the Company’s executives and, where deemed appropriate by the Committee, those programs, policies and plans relating to the Company’s other employees.

The Board has adopted a written compensation committee charter. The composition and responsibilities of the compensation committee, as reflected in its charter, satisfy the applicable rules of the SEC and the listing requirements of Nasdaq. The compensation committee charter may be found on our website at www.windtreetx.com.

From time to time, our compensation committee may delegate authority to our CEO to grant options or other stock awards, in accordance with guidelines established by the compensation committee in consultation with our compensation consultant, to certain non-executive officers. Our compensation committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The compensation committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

AON Consulting, Inc., or AON, is our executive compensation consultant. AON reports directly to the compensation committee and provides various executive compensation services to the compensation committee, including advising the compensation committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Upon request by the compensation committee, a representative of AON attended compensation committee meetings. AON does not provide services to us other than its advice to the compensation committee on executive and director compensation matters. The compensation committee determined AON to be independent under Nasdaq and SEC regulations.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Scott and Ms. Williams, with Ms. Williams serving as chair of our nominating and corporate governance committee. Each member of the nominating and corporate governance committee meets the requirements for independence under the listing requirements of Nasdaq.

The nominating and corporate governance committee is responsible for, among other things:

●

identifying, evaluating and approving a slate of nominees for election to the Board at the Annual Meeting of Stockholders or any other meetings of stockholders and reviewing the qualifications, experience and fitness for service on the Board of any potential directors;

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 13

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

●	determining the criteria for selection by the Board of the Chairman of the Board, the individual directors and the members of the committees of the Board;

●

reviewing, evaluating and approving candidates submitted by stockholders to the Company and the timeliness of the submission therefor and recommending to the Board appropriate action on each such candidates; and

●	reviewing annually the performance of the Board.

The Board has adopted a written charter for the nominating and governance committee. The composition and responsibilities of the nominating and corporate governance committee, as reflected in its charter, satisfy the applicable rules of the SEC and the listing requirements of Nasdaq. The nominating and corporate governance committee charter may be found on our website at www.windtreetx.com.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2021 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

STOCKHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good governance and essential to maintaining strong corporate governance practices. From time to time, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 14

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

How to Communicate with our Directors:	By Mail: c/o Corporate Secretary Windtree Therapeutics, Inc. 2600 Kelly Road, Suite 100 Warrington, PA 18976

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 15

DIRECTOR COMPENSATION

COMPENSATION PROGRAM

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

Directors who are also employees are not compensated separately for serving on the Board or any of its committees. Each of our non-employee directors receives cash compensation for his or her services. The compensation committee periodically conducts reviews of peer company director compensation practices, including before considering changes to our director compensation policy and amounts. In addition, to better align the interests of our Board with our stockholders, the compensation committee considers and recommends to the Board long-term equity compensation.

Non-Employee Director Compensation Policy

Pursuant to our Non-Employee Director Compensation Policy in place during 2021, our directors received annual cash retainers, paid on a quarterly basis. Each non-employee director received a quarterly retainer of $10,000. The Chairman of the Board received an additional $6,250 per quarter, in addition to the $10,000 quarterly retainer for all non-employee directors. Non-employee directors serving on committees of our Board also received additional cash retainers as set forth in the table below.

Non-Employee Director Compensation Policy
CASH	Quarterly Retainer ($)
Board Member Cash Retainer	$10,000
Board Chair Cash Retainer	6,250
Audit Committee
Chair	3,750
Member	1,750
Compensation Committee
Chair	2,500
Member	1,250
Nominating and Corporate Governance Committee
Chair	1,875
Member	1,000
EQUITY
Initial Equity Grant

Option to purchase 30,000 shares of common stock, vesting in three equal annual installments, beginning on the first anniversary of the grant date and subject to the director’s continued service on the Board

Annual Equity Grant

Option to purchase 15,000 shares of common stock, vesting in three equal annual installments, beginning on the first anniversary of the grant date and subject to the director’s continued service on the Board

Cash fees are paid quarterly, and are typically pro-rated for non-employee directors who do not serve a full quarter. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Mr. Fraser, receives no separate compensation for his service in such capacity.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 16

DIRECTOR COMPENSATION (continued)

DIRECTOR COMPENSATION 2021

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our non-employee directors during the year ended December 31, 2021.

Name of Non-Employee Director	Fee Earned or Paid in Cash($)(1)	Total ($)
James Huang	$65,000	$65,000
Daniel Geffken	60,000	60,000
Evan Loh, M.D. (2)	52,250	52,250
Leslie J. Williams (2)	49,958	49,958
Robert Scott, M.D. (2)	44,917	44,917
Bruce A. Peacock (3)	22,000	22,000
Joseph M. Mahady (2)	14,250	14,250
John R. Leone (2)	13,625	13,625
Brian D. Schreiber, M.D. (2)	12,250	12,250

(1)

As of December 31, 2021, (i) Messrs. Huang and Geffken each held options to purchase 50,000 shares of our common stock, and (ii) Drs. Loh and Scott and Ms. Williams each held options to purchase 30,000 shares of our common stock.

(2)

On February 3, 2021, Mr. Joseph Mahady, Mr. John Leone, and Dr. Brian Schreiber retired as directors on our Board. Dr. Evan Loh, Ms. Leslie J. Williams, and Dr. Robert Scott joined the Board on the same date.

(3)	On June 15, 2021, Mr. Bruce Peacock retired as a director on our Board.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with EisnerAmper LLP, our independent registered public accounting firm, and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by Ernst & Young LLP, our former independent registered public accounting firm, in 2021 and 2020.

Service	2021	2020
Audit Fees	$782,720	$899,292
Audit-Related Fees	—	—
Tax Fees	9,448	9,158
All Other Fees	—	1,945
Total	$792,168	$910,395

“Audit fees” include fees incurred for: (i) professional services rendered for the audit of our annual financial statements; (ii) the review of quarterly financial statements, (iii) issuance of consents associated with the filing of registration statements; (iv) delivery of auditor comfort letters, and (v) a statutory audit.

“Audit-related fees” include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees.

“Tax fees” consisted of all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting.

“All other fees” consisted of those services not captured in the audit, audit-related or tax categories.

The Audit Committee considered whether the provision of all other services by Ernst & Young LLP was compatible with maintaining the independence of Ernst & Young LLP and concluded that Ernst & Young LLP was independent.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves specified audit and non-audit services prior to the engagement of our independent registered public accounting firm. With respect to other audit and non-audit services, the Chairman of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services, provided the Chairman informs the Audit Committee of such approval at its next regularly scheduled meeting. Our Chief Financial Officer, or CFO, monitors the performance of all services rendered by our independent auditors, determines whether such services are within the list of pre-approved services and informs the Audit Committee on a timely basis of any such services.

On an ongoing basis, our CFO, together with our independent registered public accounting firm, is responsible to submit to the Audit Committee all requests for approval of services that require a specific pre-approval. The Audit Committee reviews these requests and advises management and the independent registered public accounting firm if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, management reports to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2021.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 18

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in a Current Report on Form 8-K filed with the SEC on May 11, 2022, on May 10, 2022, we notified Ernst & Young LLP that it was being dismissed as our independent registered public accounting firm effective immediately. The decision to dismiss Ernst & Young LLP as the Company’s independent registered public accounting firm was at the direction of and approved by the Audit Committee after a competitive proposal process.

The reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2021 contained an explanatory paragraph expressing substantial doubt as to the Company's ability to continue as a going concern as a result of recurring losses.

During the two fiscal years ended December 31, 2021 and the subsequent interim period through May 10, 2022, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or Regulation S-K, and the related instructions thereto, with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We provided Ernst & Young LLP with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Ernst & Young LLP addressed to the SEC stating that it agreed with the above statements. This letter was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on May 11, 2022.

On May 9, 2022, the Audit Committee approved the appointment of EisnerAmper LLP, or EisnerAmper, as our new independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately, subject to completion of EisnerAmper’s standard client acceptance procedures and execution of an engagement letter. We notified EisnerAmper on May 10, 2022 that it would be engaged as our independent registered public accounting firm. During our two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through May 10, 2022, neither we nor anyone acting on our behalf consulted with EisnerAmper regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

It is anticipated that a representative of EisnerAmper will attend the annual meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 19

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal years 2021 and 2020, Ernst & Young LLP, performed an independent audit of the consolidated financial statements and expressed an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee and the chairman of the Audit Committee have met with management during fiscal year 2021 to consider the adequacy of the Company’s internal controls, and discussed these matters and the overall scope and plans for the audit of the Company with Ernst & Young LLP. The Audit Committee also discussed with management and Ernst & Young LLP the Company’s disclosure controls and procedures.

The Audit Committee has reviewed and discussed management’s assessment of the effectiveness of the Company’s internal controls and the audited consolidated financial statements contained in the Company’s 2021 Annual Report with management. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communication with Audit Committees” and U.S. Securities and Exchange Commission standards. In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young LLP its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2021 Annual Report.

Audit Committee

Daniel Geffken, Chair

Evan Loh, M.D.

Leslie J. Williams

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 20

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Craig E. Fraser	President, Chief Executive Officer and Director	57
Diane Carman	Senior Vice President, General Counsel	53
Eric Curtis	Senior Vice President, Chief Operating Officer	54
John P. Hamill	Senior Vice President, Chief Financial Officer and Corporate Secretary	58
Steven Simonson, M.D.	Senior Vice President, Chief Medical Officer	63

Craig E. Fraser – President, Chief Executive Officer

See biography information under the section “Board of Directors” above.

Diane Carman – Senior Vice President, General Counsel

Ms. Carman has served as our Senior Vice President and General Counsel since July 2021. Ms. Carman brings over two decades of successful experience working in the life sciences and other highly regulated industries. She has built the legal and compliance infrastructure; led the legal, compliance, risk management and human resources functions; and served as a strategic business partner and general counsel to several biotech and medical device companies. From June 2020 to July 2021, Ms. Carman most recently served as General Counsel and Secretary to Vitara Biomedical, Inc., an early stage, spin-out of the Children’s Hospital of Philadelphia committed to transforming the lives of premature infants. Prior to Vitara, from October 2018 to June 2020, she served as Executive Vice President & General Counsel to Helius Medical Technologies, a publicly traded medical device company focused on neurological wellness. From October 2017 to October 2018, Ms. Carman served as General Counsel to Ablynx, Inc., a public biopharmaceutical company, which she helped shepherd though its successful sale to Sanofi in 2018. Earlier in her career, Ms. Carman also worked as Chief Corporate Counsel & Compliance Officer to Gamesa Technology Corporation, an international, public renewable energy company as well as Attorney for Labor Relations and Talent Negotiations for the National Broadcasting Company (NBC); was an associate with the AmLaw 100 firm of O’Melveny & Myers, LLP; and served as a judicial intern for Judge Jane Roth in the U.S. Court of Appeals for the Third Circuit. Ms. Carman holds a J.D. from the Villanova University Charles Widger School of Law (summa cum laude) and a B.A. from Villanova University (magna cum laude).

Eric Curtis – Senior Vice President, Chief Operating Officer

Mr. Curtis has served as our Senior Vice President and Chief Operating Officer since March 2020. Prior to joining us, he most recently served as Chief Executive Officer and President of Centurion BioPharma, a biopharmaceutical research and development focused company and a private subsidiary of CytRx Corporation, from June 2018 to November 2019. Mr. Curtis was primarily responsible for the company’s corporate strategy, pipeline development plan and business development. Prior to that role, he was President and Chief Operating Officer of CytRx Corporation, a biopharmaceutical company focused in oncology, from February 2018 to March 2020. Mr. Curtis’ responsibilities included corporate strategy, pipeline development and investor relations. Before that, Mr. Curtis was principal of Curtis Biopharm Consulting where he led his consulting business to work with the chief executive officers of several biopharmaceutical companies on refining their company’s strategic product development, commercialization effectiveness and focusing resources from 2016 to February 2018. Before that, Mr. Curtis served as President, US Commercial of Aegerion Pharmaceuticals, a biopharmaceutical company from 2014 to 2016. He led the commercial organization for US, represented commercial for global business development and was the lead of commercial for investor relations strategy and execution.

John P. Hamill – Senior Vice President, Chief Financial Officer and Corporate Secretary

Mr. Hamill has served as our Senior Vice President and CFO since July 2020. Mr. Hamill maintained a consulting practice offering financial and chief financial officer services from September 2019 to June 2020. From August 2018 to August 2019, he served as the Vice President of Finance and Chief Financial Officer of Trevena, Inc., a biopharmaceutical company focused on the development and commercialization of novel medicines for patients with central nervous system disorders. From June 2017 through July 2018, Mr. Hamill maintained a consulting practice offering chief financial officer services such as, amongst other things, raising capital and budgeting. From January 2014 through May 2017, Mr. Hamill was Chief Executive Officer and Chief Financial Officer for NephroGenex, Inc. Mr. Hamill earned his B.S. with a dual major in Accounting/Business and Computer Science from DeSales University. Mr. Hamill is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 21

Steven Simonson, M.D. – Senior Vice President, Chief Medical Officer

Dr. Simonson has served as our Senior Vice President and Chief Medical Officer, or CMO, since April 2017, having previously served as our Senior Vice President and Chief Development Officer from October 2014 to April 2017, and our Vice President, Clinical Development, upon joining the Company in May of 2014. Dr. Simonson brings to us over 25 years of medical practice and pharmaceutical industry clinical trial experience with a significant background in drug development, including preclinical, first time into man and phases 1-4, and IND, NDA, and sNDA experience. Dr. Simonson spent 15 years at AstraZeneca Pharmaceuticals in areas of medical and clinical leadership primarily in the pulmonary, cardiovascular, and critical care therapeutic areas. He has been involved in or led several successful IND and NDA filings. He spent the next two years as Vice President of Clinical Development at Agennix, Inc., a biopharmaceutical company primarily focused in oncology and sepsis. Dr. Simonson was also an Executive Director in the Molecule Development Group at Covance, a biopharmaceutical development services company, where he applied his experience to developing clinical development programs for small and mid-size biotech and pharmaceutical companies. Dr. Simonson completed training in internal medicine followed by a fellowship in pulmonary and critical care medicine at Duke University Medical Center. He then held several faculty appointments at Duke in the departments of Anesthesiology and Medicine, including the divisions of Pulmonary and Critical Care Medicine. He is a Fellow of the American College of Chest Physicians, and author or co-author of multiple peer reviewed publications, abstracts, posters and chapters. Dr. Simonson received his medical degree from the Medical College of Wisconsin, and his Master of Health Sciences degree in Biometry from the Duke University School of Medicine.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 22

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers for the year ended December 31, 2021, which consists of our principal executive officer and our two other most highly compensated executive officers, are:

●	Craig E. Fraser, our President and CEO;

●	John P. Hamill, our Senior Vice President, CFO, and Corporate Secretary; and

●	Steven G. Simonson, M.D., our Senior Vice President and CMO.

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our named executive officers for services rendered during the years ended December 31, 2020 and 2021.

This section discusses the material components of the executive compensation program for our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Craig E. Fraser	2021	479,931	95,986		—	1,292,545	8,700	1,877,162
President and CEO	2020	460,284	299,865	(3)	—	—	9,814	769,963
John P. Hamill (5)	2021	380,175	83,639		—	270,690	8,700	743,204
Senior VP, CFO, and Corporate Secretary	2020	167,014	85,000	(5)	—	1,221,416	4,275	1,477,705
Steven G. Simonson, M.D. (4)	2021	418,193	85,311		—	507,995	10,800	1,022,299
Senior VP and CMO	2020	393,500	237,728	(6)	—	—	18,763	649,991

(1)

The aggregate grant date fair value of such awards was computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation, or ASC Topic 718, and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 11 of the Audited Consolidated Financial Statements of our Form 10-K filed March 31, 2022. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards are subject to time-based vesting.

(2)

The reported amount reflects our match under our 401(k) savings plan, or 401(k) Plan, and, with respect to Dr. Simonson, includes $2,100 for a car allowance in 2021 and $1,500 for a car allowance and $8,000 for a tax allowance in 2020.

(3)

The reported amount reflects (i) a special one-time bonus of $124,708 awarded to Mr. Fraser in July 2020 by our Compensation Committee in recognition of corporate achievements including financing activities, the listing of our common stock on the Nasdaq Capital Market LLC, clinical achievements related to our product candidates, and business development efforts and (ii) Mr. Fraser’s 2020 performance-based bonus of $175,157 awarded by the Compensation Committee.

(4)	Mr. Hamill was appointed Senior Vice President and CFO on July 20, 2020.
(5)	The reported amount reflects the 2020 performance-based bonus of $75,000 and a signing bonus of $10,000.
(6)

The reported amount reflects (i) a special one-time bonus of $114,000 awarded to Dr. Simonson in July 2020 by our Compensation Committee in recognition of corporate achievements including financing activities, the listing of our common stock on the Nasdaq Capital Market LLC, clinical achievements related to our product candidates, and business development efforts and (ii) Dr. Simonson's 2020 performance-based bonus of $123,728 awarded by the Compensation Committee.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

The compensation of our named executive officers generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 23

EXECUTIVE COMPENSATION (continued)

Base Salary

The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the named executive officer’s skill set, experience, role, responsibilities, and contributions. Effective March 1, 2022, the base salary of Mr. Fraser was increased from $481,099 to $557,300, the base salary of Mr. Hamill was increased from $381,100 to $401,400, and the base salary of Dr. Simonson was increased from $419,210 to $438,100.

Annual Cash Bonus Opportunities

The performance-based cash bonus opportunity for each of our named executive officers is expressed as a percentage of the applicable named executive officer’s base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. Each executive’s target bonus for the year is set forth in their employment agreements, as may be amended by the compensation committee from time to time. For 2021, our compensation committee and Board determined that each named executive officer’s performance bonus should be based principally on contribution towards the achievement of corporate goals. These goals primarily included research and development, financial, and positioning and awareness objectives. The compensation committee established that the 2021 annual target bonus amount for Mr. Fraser be targeted at 50% of his base salary and for Dr. Simonson and Mr. Hamill be targeted at 40% of their respective base salaries. Following a review of 2021 performance, our compensation committee approved bonus payments to Mr. Fraser of $95,986, to Mr. Hamill of $83,639, and to Dr. Simonson of $85,311.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our named executive officers. Our Board or compensation committee approves equity grants in its discretion, which have historically been in the form of stock options or restricted stock units, or RSUs.

On January 22, 2021, the compensation committee approved grants of stock options to Messrs. Fraser and Hamill and Dr. Simonson to purchase 286,500, 60,000, and 112,600 shares of our common stock, respectively, each with a per-share exercise price of $5.44. All options vest in equal annual installments on each of the first three anniversaries of the date of grant, subject to the named executive officer’s continuous service through the relevant vesting dates; provided, however, that such stock options may be eligible to fully accelerate in vesting in connection with a termination of employment as further described in the section titled “—Executive Employment Agreements” below. See “Executive Compensation - Outstanding Equity Awards at Fiscal Year-End” for more information regarding equity awards made to our named executive officers.

Other Benefits

We currently provide health and welfare benefits that are available to all of our employees, including our named executive officers, including health, dental, life, vision and disability insurance.

In addition, we maintain, and the named executive officers participate in, our 401(k) Plan that is intended to be qualified under Section 401(a) of the Code and that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis and under which we are permitted to make discretionary employer contributions. The 401(k) Plan also includes a discretionary company match in an amount per participant equal to 50% of each participant’s contribution (up to a maximum of 6% of the participant’s base salary). The matching contribution was made in 2020 and 2021.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 24

EXECUTIVE COMPENSATION (continued)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options – Exercisable (#)(1)	Number of Securities Underlying Unexercised Options – Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date
Craig E. Fraser	02/02/16	3,414		$139.80	02/02/26
	07/28/16	667		106.20	07/28/26
	03/01/17	1,667		73.80	03/01/27
	12/24/18	421,905		12.66	12/24/28
	03/19/19	22,222	11,111	12.90	03/19/29
	01/22/21	47,750	238,750	5.44	01/22/31
John P. Hamill	07/20/20	70,334	140,666	6.98	07/20/30
	01/22/21	-	60,000	5.44	01/22/31
Steven G. Simonson, M.D.	05/19/14	143		1,428.00	05/19/24
	03/27/15	327		982.80	03/27/25
	02/02/16	595		139.80	02/02/26
	07/28/16	417		106.20	07/28/26
	03/01/17	917		73.80	03/01/27
	12/24/18	246,111		12.66	12/24/28
	03/19/19	11,111	5,555	12.90	03/19/29
	01/22/21	17,534	95,066	5.44	01/22/31

(1)

All options vest and become exercisable in equal installments on each of the first three anniversaries of the applicable grant date, assuming that the named executive officer continues to be employed with us through each vesting date.

EXECUTIVE EMPLOYMENT AGREEMENTS

We are party to executive employment agreements, or the Executive Agreements, as amended from time to time, with each of our named executive officers, the key terms of which are described below.

Mr. Fraser’s Employment Agreement

We entered into an employment agreement with Mr. Fraser, effective February 1, 2016 and subsequently amended. Mr. Fraser’s employment agreement provides for an annual base salary, which in 2021 was $481,099, and eligibility to receive an annual incentive-based cash bonus, which may be awarded at the discretion of the compensation committee, with a target amount equal to 50% of his base salary.

If Mr. Fraser’s employment is terminated due to death or Disability (as such term is defined in the employment agreement), all equity awards held by Mr. Fraser shall become fully vested and all stock options shall continue to be exercisable for the remainder of their stated term.

If Mr. Fraser’s employment is terminated by us without Cause or by Mr. Fraser for Good Reason prior to a Change of Control (as such terms are defined in the employment agreement) or after the 2nd anniversary of a Change of Control, Mr. Fraser will be eligible to receive the following, in addition to any amounts or benefits that are due under any of our vested plans or other policies, and on the condition that he enters into a separation agreement containing a final and effective plenary release of claims in a form acceptable to us, provided that all of our obligations shall cease if Mr. Fraser engages in a material breach of the employment agreement, or his restrictive covenant obligations, and fails to cure such breach within five business days after receipt from us of notice of such breach:

●

A pro rata bonus equal to a percentage of Mr. Fraser’s target bonus amount determined by dividing the total actual bonuses paid to other contract executives for the year in which the termination occurs by the aggregate of such other contract executives’ total target bonuses for that year, and further prorated for the number of days Mr. Fraser was employed in the year of termination, payable at the time that other contract executives are paid bonuses with respect to the year of termination;

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 25

EXECUTIVE COMPENSATION (continued)

●

A severance amount equal to the sum of Mr. Fraser’s base salary then in effect (determined without regard to any reduction constituting Good Reason) and the target bonus amount, payable in equal installments in accordance with our regular payroll schedule from the date of termination to the date that is 12 months after the date of termination, or the Severance Period;

●	All vested stock options and other similar equity awards held by Mr. Fraser shall continue to be exercisable during the Severance Period; and

●

During the Severance Period, if Mr. Fraser elects to continue medical benefits through the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, we will continue to pay our costs of Mr. Fraser’s and his dependents’ benefits as in effect on the date of termination as such benefits are provided to active employees.

If Mr. Fraser’s employment is terminated by us without Cause or by Mr. Fraser for Good Reason prior to but in connection with a Change of Control or prior to the 2nd anniversary of a Change of Control, Mr. Fraser will be eligible to receive the following, in addition to any amounts or benefits that are due under any of our vested plans or other policies, and on the condition that he enters into a separation agreement containing a final and effective plenary release of claims in a form acceptable to us, provided that all of our obligations shall cease if Mr. Fraser engages in a material breach of the employment agreement, or his restrictive covenant obligations, and fails to cure such breach within five business days after receipt from us of notice of such breach:

●

A pro rata bonus equal to Mr. Fraser’s target bonus amount and prorated for the number of days Mr. Fraser was employed in the year of termination, payable in a lump sum within 10 days after the date of termination;

●

A severance amount equal to 1.5 times the sum of Mr. Fraser’s base salary then in effect (determined without regard to any reduction constituting Good Reason) and the target bonus amount, payable in a lump sum within 10 days after the date of termination except in certain limited circumstances;

●	All equity awards held by Mr. Fraser shall accelerate and become fully vested and all stock options shall continue to be exercisable for the remainder of their stated terms; and

●

For a period of 18 months following the termination date, if Mr. Fraser elects to continue medical benefits through COBRA, we will continue to pay our costs of Mr. Fraser and his dependents’ benefits as in effect on the date of termination as such benefits are provided to active employees.

In addition, upon a Change of Control, for a period of 24 months after the date of the Change of Control and provided that Mr. Fraser is employed on the last day of a fiscal year ending in that period, Mr. Fraser will be entitled to an annual bonus at least equal to Mr. Fraser’s target bonus amount, payable no later than March 15 in the next succeeding fiscal year.

Mr. Fraser’s employment agreement includes 12-month post-employment non-competition and non-solicitation covenants and provide for confidentiality and the assignment to us of all intellectual property.

Mr. Hamill’s Employment Agreement

We are a party to an employment agreement with Mr. Hamill, which was effective July 20, 2020. Mr. Hamill’s employment agreement provides for an annual base salary, which in 2021 was $381,100, and an annual incentive-based cash bonus, which may be awarded at the discretion of the compensation committee, with a target amount equal to 40% of his annual base salary.

The employment agreement provides for Mr. Hamill to receive severance (upon termination without Cause or by Mr. Hamill with Good Reason (as such terms are defined in the employment agreement)) of (a) any unpaid compensation accrued through the last day of Mr. Hamill’s employment, a lump sum payment of accrued but unused vacation days, and any other amounts owed to Mr. Hamill but not yet paid, less any amounts owed by Mr. Hamill to us, or the Hamill Accrued Compensation, (b) continued payment of base salary and subsidized COBRA benefits for 12 months following termination, (c) any earned but unpaid annual bonus for the fiscal year preceding Mr. Hamill’s date of termination and a pro rata bonus equal to the annual bonus Mr. Hamill would have earned absent his separation (as defined in the employment agreement) which amount shall be paid when our other executives are paid, and (d) during the 12-month period following termination, all vested stock options and similar equity awards held by Mr. Hamill shall continue to be exercisable, or the Hamill Severance Benefits.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 26

EXECUTIVE COMPENSATION (continued)

If Mr. Hamill is terminated by us without Cause or Mr. Hamill terminates his employment with Good Reason within 24 months after a Change of Control (as defined in the employment agreement), the employment agreement further provides Mr. Hamill with severance, or the Hamill Change of Control Severance Benefits, consisting of the Hamill Accrued Compensation, any earned but unpaid annual bonus for the fiscal year preceding the date of Mr. Hamill’s termination, a lump sum equal to one and one-half times Mr. Hamill’s base salary and annual bonus amount paid in a lump sum within 10 days after the date of termination, 18 months of COBRA benefits, full vesting and acceleration of Mr. Hamill’s equity awards upon the date of Mr. Hamill’s termination and the continued exercisability of Mr. Hamill’s equity awards for the remainder of their stated terms.

Mr. Hamill’s receipt of the Hamill Severance Benefits or the Hamill Change of Control Severance Benefits, as applicable, is conditioned on his execution of a separation and release agreement in a form acceptable to us. The employment agreement further provides that in the event of a Change of Control (as defined in the employment agreement) transaction, all of Mr. Hamill’s outstanding equity incentive awards will become fully vested so long as Mr. Hamill is actively employed by us at the time of such transaction. In the case of a termination of Mr. Hamill’s employment due to death or disability, all shares of stock and all options shall become fully vested and any earned but unpaid annual bonus for the fiscal year preceding the termination date would be paid.

Dr. Simonson’s Employment Agreement

We are a party to an employment agreement with Dr. Simonson, which was effective December 19, 2014, as subsequently amended on December 29, 2014 and March 13, 2018. Dr. Simonson’s employment agreement provides for an annual base salary, which in 2021 was $419,210, and an annual incentive-based cash bonus, which may be awarded at the discretion of the compensation committee, with a target amount equal to 30% of his annual base salary.

The employment agreement provides for Dr. Simonson to receive severance (upon termination without Cause or by Dr. Simonson with Good Reason (as such terms are defined in the employment agreement)) of (a) any unpaid compensation accrued through the last day of Dr. Simonson’s employment, a lump sum payment of accrued but unused vacation days, and any other amounts owed to Dr. Simonson but not yet paid, less any amounts owed by Dr. Simonson to us, or the Simonson Accrued Compensation, (b) continued payment of base salary and subsidized COBRA benefits for 12 months following termination, (c) any earned but unpaid annual bonus for the fiscal year preceding Dr. Simonson’s date of termination and a pro rata bonus equal to the annual bonus Dr. Simonson would have earned absent his separation (as defined in the employment agreement) which amount shall be paid when our other executives are paid and, (d) during the 12-month period following termination, all vested stock options and similar equity awards held by Dr. Simonson shall continue to be exercisable, or the Simonson Severance Benefits.

If Dr. Simonson is terminated by us without Cause or Dr. Simonson terminates his employment with Good Reason within 24 months of a Change of Control (as defined in the employment agreement), the employment agreement further provides Dr. Simonson with severance, or the Simonson Change of Control Severance Benefits, consisting of the Simonson Accrued Compensation, any earned but unpaid annual bonus for the fiscal year preceding the date of Dr. Simonson's termination, a lump sum equal to one and one-half times Dr. Simonson’s base salary and annual bonus amount paid in a lump sum within 10 days after the date of termination, 18 months of COBRA benefits, full vesting and acceleration of Dr. Simonson’s equity awards upon the date of Dr. Simonson’s termination and the continued exercisability of Dr. Simonson’s equity awards for the remainder of their stated terms.

Dr. Simonson’s receipt of the Simonson Severance Benefits or the Simonson Change of Control Severance Benefits, as applicable, is conditioned on his execution of a separation and release agreement in a form acceptable to us. In the case of a termination of Dr. Simonson’s employment due to death or disability, all shares of stock and all options shall become fully vested and any earned but unpaid annual bonus for the fiscal year preceding the termination date would be paid.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 27

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2020 or currently proposed, to which we were a party or will be a party, in which:

●	the amounts involved exceeded $120,000; and

●	any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described where required under the sections titled “Management-Board Leadership Structure” and “Executive Compensation.”

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon such determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. All of the transactions described above either were approved or ratified in compliance with this policy.

RELATED PERSON TRANSACTIONS

Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Lee’s Pharmaceutical Holdings Limited and Affiliates

Asia License Agreement

In June 2017, we entered into a License, Development and Commercialization Agreement, or the Asia License Agreement, with Lee’s Pharmaceutical (HK) Ltd., or Lee’s (HK), an affiliate of Lee’s Pharmaceutical Holdings Limited, or Lee’s Holdings, and thereafter amended it effective August 2017. Under the Asia License Agreement, as amended, we granted to Lee’s (HK) an exclusive license with a right to sublicense (i) to develop, manufacture, and commercialize our KL4 surfactant products, including SURFAXIN, which was approved by the FDA in 2012 for respiratory distress syndrome, or RDS, in premature infants, SURFAXIN LS™, the lyophilized dosage form of SURFAXIN, and AEROSURF, including the Aerosol Delivery System, or ADS, and (ii) to register and manufacture SURFAXIN and SURFAXIN LS for use in the licensed territory, which includes the People’s Republic of China, Hong Kong, Thailand, Taiwan, and 12 other countries.

Under the Asia License Agreement, Lee’s (HK) made an upfront payment to us of $1.0 million. We also may receive up to $35.8 million in potential clinical, regulatory and commercial milestone payments and will share in any sublicense income Lee’s (HK) may receive at a rate equal to low double digits. In addition, Lee’s (HK) is responsible for all costs and expenses in and for the licensed territory related to development activities, including a planned AEROSURF Phase 3 clinical program, regulatory activities, and commercialization activities.

We will be eligible to receive tiered royalties based on a percent of Net Sales (as defined in the Asia License Agreement), depending on the product, in the range of high single to low-to-mid double-digit percentages. Royalties are payable on a country-by-country basis until the latest of (i) the expiration of the last valid patent claim covering the product in the country of sale, (ii) the expiration or revocation of any applicable regulatory exclusivity in the country of sale, and (iii) ten (10) years after the first commercial sale in the country of sale. Thereafter, in consideration of licensed rights other than patent rights, royalties shall continue for the commercial life of each product and, for the initial three years, shall be in the range of low-to-mid single digits. In addition, in the event that one or more generic products are introduced, the royalty rates will be reduced, subject to certain minimums if we are subject to continuing obligations at the time to pay royalties under our in-license agreements.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 28

EXECUTIVE COMPENSATION (continued)

Under the Asia License Agreement, Lee’s (HK) is responsible for all activities related to development, regulatory approval and commercialization of KL4 surfactant and drug/medical device combination products in the licensed territory. Lee’s (HK) will hold the product licenses for all non-aerosolized products in the licensed territory and will seek regulatory approval initially for SURFAXIN and SURFAXIN LS for RDS. We will hold the product license in the licensed territory (except where prohibited by law) for all aerosolized products and will designate Lee’s (HK) our exclusive agent and representative to develop and register AEROSURF and other aerosolized products in our name and on our behalf. Lee’s (HK) also has agreed that, except as provided in the Asia License Agreement, for a period of ten (10) years beginning with the later of the first commercial sale of the first aerosolized product and the first commercial sale of the first non-aerosolized product in China, it will not develop, register, manufacture, or commercialize any product for the prevention and/or treatment of RDS in premature infants or other diseases and conditions in humans, in either case, that administers, utilizes or contains pulmonary surfactant without our prior written consent.

March 2020 Term Sheet

On March 18, 2020, we entered into the Term Sheet with Lee’s (HK) pursuant to which Lee’s (HK) agreed to provide financing to fund the development of AEROSURF for the period April 1, 2020 through September 30, 2020 and make payments of up to $3.9 million (which was reduced to $2.8 million under specified circumstances) prior to September 1, 2020. In August 2020, we entered into the PF Agreement (as defined below) with Lee’s (HK), formalizing the terms of the Term Sheet, and under which we received payments totaling $2.8 million through October 2020.

Project Financing Agreement

In August 2020, we entered into a Project Financing Agreement with Lee’s (HK), or the PF Agreement, dated and effective as of August 12, 2020, under which we received payments totaling $2.8 million through October 2020. Pursuant to the PF Agreement, Lee’s (HK) agreed to pay additional amounts to be set forth in an updated development budget to be agreed between the parties by September 1, 2020 and updated every six months thereafter, to fund the continued development of AEROSURF and to be paid with the payment schedule to be set forth in each updated development budget. In partial satisfaction of our obligations under the PF Agreement, we agreed to pay Lee’s (HK) 50% of any Commercialization Net Revenues (as defined in the PF Agreement) up to an amount that is equal to 125% of the Project Expenses (as defined in the PF Agreement) funded by Lee’s (HK). On November 12, 2020, Lee’s (HK) provided notice of termination of additional funding under the PF Agreement, and we and Lee’s (HK) revised our plans for the continued development of AEROSURF. Lee’s (HK) agreed to continue the development of AEROSURF in Asia at its own cost. Lee’s (HK) agreed to fund an additional $1.0 million to us in 2021 for certain transition and analytical services to be provided by us with respect to the development of AEROSURF, which will be considered “Project Expenses” under the terms of the PF Agreement. In 2021, we received payments totaling $1.0 million from Lee’s (HK) and no further amounts are due under the PF Agreement as of December 31, 2021.

With the termination of the PF Agreement in November 2020, we ceased enrollment in our Phase 2b bridging study at the European Union, or EU, clinical sites and are transferring AEROSURF development activities to Lee’s (HK) to be implemented under the terms of our Asia License Agreement. Since the 2018 acquisition of CVie Investments Limited and its wholly owned subsidiary CVie Therapeutics Limited, istaroxime has become our primary focus for investment and execution due to what we believe represents a greater potential value opportunity for us and our stockholders. Since completing our Phase 2 study of lucinactant (KL4 surfactant) for patients with severe COVID-19 associated acute respiratory distress syndrome and lung injury in January 2022, in order to preserve resources for the highest priority programs, we have begun to reduce costs not already transferred to our licensee in Asia, Lee’s (HK), under the terms of our Asia License Agreement. These costs include certain reductions in headcount dedicated to KL4 surfactant and the decommissioning of both our analytical and technical support laboratory, which previously conducted release testing of APIs and supportive research for our lyophilized and aerosolized KL4 surfactant, and our medical device development laboratory, which was previously used to conduct development activities and testing for our ADS technologies. To support the future development of our KL4 surfactant platform in markets outside of Asia, including the U.S., we are pursuing one or more licensing transactions.

Other Arrangements

During 2020, we incurred $0.2 million in research and development expenses for services provided by an affiliate of Lee’s Holdings to our wholly owned subsidiary, CVie Therapeutics.

On December 31, 2021, we entered into a Master Manufacturing and Supply Agreement with an affiliate of Lee’s Holdings for the manufacture of our istaroxime drug product candidate.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 29

EXECUTIVE COMPENSATION (continued)

Panacea Venture

As of December 31, 2021 and 2020, Panacea Venture’s, or Panacea’s, beneficial ownership of our issued and outstanding shares of common stock was 8% and 14%, respectively. James Huang, who in connection with the CVie Acquisition in December 2018 was appointed as a director and Chairman of our Board, is a founding and Managing Partner to Panacea. In May 2020, we completed a public offering of an aggregate of 2,758,620 units with each unit consisting of one share of our common stock and a warrant, or the May 2020 Offering. The offering price to the public was $7.25 per unit. After deducting underwriting discounts and commissions and offering expenses of $2.8 million, the net proceeds to us were approximately $20.2 million. Panacea invested $2.0 million in the May 2020 Offering.

Other Transactions

We have granted stock options to our named executive officers and certain of our directors. See “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” for a description of these stock options.

We have entered into change of control and severance agreements with certain of our executive officers that provide for certain severance and change in control benefits. See “Executive Compensation—Employment Agreements.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our Charter and our Bylaws require us to indemnify directors to the fullest extent permitted by Delaware law.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information as of April 27, 2022, regarding the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers as a group.

The percentage of common stock outstanding is based on 29,406,172 shares of our common stock outstanding as of April 27, 2022. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of April 27, 2022 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Windtree Therapeutics, Inc. 2600 Kelly Road, Suite 100, Warrington, PA 18976.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage
Greater than 5% Stockholder
Lee’s Pharmaceutical Holdings Limited (1)	5,359,444	17.90%
Panacea Venture Healthcare Fund I L.P. (2)	3,449,161	11.30%

Directors and Named Executive Officers
James Huang (3)	3,775,442	12.36%
Daniel Geffken (4)	39,138	* %
Evan Loh, M.D.	10,000	* %
Robert Scott, M.D.	10,000	* %
Leslie J. Williams	10,000	* %
Craig E. Fraser (5)	672,095	2.24%
John P. Hamill (6)	103,634	* %
Steven G. Simonson, M.D. (7)	348,226	1.17%
		%
Executive Officers and Directors as a group (10 persons)	5,074,913	16.71%

* Less than 1%

(1)

Includes (i) 4,816,864 shares of common stock and 22,300 Series A-1 Warrants to purchase 22,300 shares of common stock held directly by Lee’s Holdings exercisable within 60 days of April 27, 2022, and (ii) 199,203 Series G Warrants to purchase 199,203 shares of common stock exercisable within 60 days of April 27, 2022, 275,938 Series I Warrants to purchase 275,938 shares of common stock exercisable within 60 days of April 27, 2022 and 45,139 Series C warrants to purchase 45,139 shares of common stock exercisable within 60 days of April 27, 2022, held by LPH II Investments Limited, or LPH II. Lee’s Holdings may be deemed to have beneficial ownership of the shares held by LPH II due to its ownership of 100% of LPH II. LPH II is currently unable to exercise the Series C and G warrants due to an ownership cap restriction and Lee’s Holdings Series A-1 Warrants are subject to a 9.99% ownership cap. The Series I Warrants are subject to a 4.99% ownership cap (or such other percent as designated by each holder not to exceed 19.99%). Other than for purposes of Rule 13d-3 of the Act, Lee’s Holdings disclaims beneficial ownership of the shares of common stock and warrants, as applicable, except to the extent of its pecuniary interest therein, as applicable. Mses. Lee Siu Fong and Leelalertsuphakun Wanee are executive directors, Dr. Li Xiaoyi is an executive director and the Chief Executive Officer, Mr. Simon Miles Ball is a non-executive director, and Drs. Chan Yau Ching (Bob) and Tsim Wah Keung (Carl) and Mr. Lam Yat Cheong are the independent directors, of Lee’s Holdings, or the Lee’s Holdings Directors. The Lee’s Holdings Directors and the shareholders of Lee’s Holdings have shared voting and investment power over the shares held by Lee’s Holdings. The address for Lee’s Holdings and LPH II is 1/F, Building 20E, Phase 3, Hong Kong Science Park, Shatin, Hong Kong.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

(2)

Includes 2,336,853 shares of common stock, 62,500 shares of common stock issuable upon exercise of Series D Warrants exercisable within 60 days of April 27, 2022, 498,008 shares of common stock issuable upon exercise of Series G Warrants exercisable within 60 days of April 27, 2022, 275,938 shares of common stock issuable upon exercise of Series I Warrants exercisable within 60 days of April 27, 2022 and 275,862 shares of common stock issuable upon exercise of May 2020 Warrants exercisable within 60 days of April 27, 2022 held by Panacea Venture Healthcare Fund I, L.P., or the Panacea Fund. Panacea Venture Healthcare Fund GP I, L.P. or the Immediate GP, is the general partner of the Panacea Fund, Panacea Venture Healthcare Fund GP Company, Ltd., or the Parent GP, is the general partner of the Immediate GP, and Panacea Venture Management Company Ltd., or the Management Company, is the management company of the Immediate GP. The Management Company, the Panacea Fund, the Immediate GP and the Parent GP are collectively referred to as the Panacea Entities. The Management Company together with the Parent GP and the Immediate GP may be deemed to have beneficial ownership over the shares of common stock held by the Panacea Fund. Each of the Series D Warrants and the Series G Warrants are subject to a 18.0% beneficial ownership cap and are currently unable to be exercised due to such ownership cap. The Series I Warrants are subject to a 4.99% ownership cap (or such other percent as designated by each holder not to exceed 19.99%). The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us). The Panacea Entities may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act. James Huang and Hai Mi serve as directors of the Parent GP and the Management Company. Mr. Huang, Hai Mi, and the shareholders of the Parent GP and Management Company have shared voting and investment power over the shares held by the Panacea Fund. Mr. Huang expressly disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein, if any. The address of the Panacea Fund, Immediate GP, Parent GP and the Management Company is #6 Lane 1350 Middle Fuxing Rd., Xuhui District, Shanghai, China 200319.

(3)

Includes 291,281 shares of common stock and options to purchase 35,000 shares of common stock exercisable within 60 days of April 27, 2022 held directly by Mr. Huang, and 2,336,853 shares of common stock, 62,500 shares of common stock issuable upon exercise of Series D Warrants exercisable within 60 days of April 27, 2022, 498,008 shares of common stock issuable upon exercise of Series G Warrants exercisable within 60 days of April 27, 2022, 275,938 shares of common stock issuable upon exercise of Series I Warrants exercisable within 60 days of April 27, 2022 and 275,862 shares of common stock issuable upon exercise of May 2020 Warrants exercisable within 60 days of April 27, 2022 held by Panacea Venture Healthcare Fund I, L.P., or the Panacea Fund. Panacea Venture Healthcare Fund GP I, L.P., or the Immediate GP, is the general partner of the Panacea Fund, Panacea Venture Healthcare Fund GP Company, Ltd., or the Parent GP, is the general partner of the Immediate GP, and Panacea Venture Management Company Ltd., or the Management Company, is the management company of the Immediate GP. The Management Company, the Panacea Fund, the Immediate GP and the Parent GP are collectively referred to as the Panacea Entities. The Management Company together with the Parent GP and the Immediate GP may be deemed to have beneficial ownership over the shares of common stock held by the Panacea Fund. Each of the Series D Warrants and the Series G Warrants are subject to a 18.0% beneficial ownership cap and are currently unable to be exercised due to such ownership cap. The Series I Warrants are subject to a 4.99% ownership cap (or such other percent as designated by each holder not to exceed 19.99%). The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).The Panacea Entities may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act. Mr. Huang serves as a director of the Parent GP and the Management Company. Mr. Huang, Hai Mi, and the shareholders of the Parent GP and Management Company have shared voting and investment power over the shares held by the Panacea Fund. Mr. Huang serves as a director of the Immediate GP and may be deemed to beneficially own the shares held by the Panacea Fund. Also includes 70,281 shares of common stock held by Rui Jin (HK) Consulting Management Company Ltd., of which Mr. Huang is a director. Mr. Huang expressly disclaims beneficial ownership of the securities reported herein of the Panacea Entities and Rui Jin (HK) Consulting Management Company Ltd., except to the extent of his pecuniary interest therein, if any. The address of Mr. Huang is #6 Lane 1350 Middle Fuxing Rd., Xuhui District, Shanghai, China 200319.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

(4)

Includes 2,069 shares of common stock, 2,069 May 2020 Warrants to purchase 2,069 shares of common stock exercisable within 60 days of April 27, 2022 and options to purchase 35,000 shares of common stock exercisable within 60 days of April 27, 2022. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

(5)

Includes 43,305 shares of common stock, 117 Series A-1 Warrants to purchase 117 shares of common stock exercisable within 60 days of April 27, 2022, 2,069 May 2020 Warrants to purchase 2,069 shares of common stock exercisable within 60 days of April 27, 2022, 1,500 March 2021 Warrants to purchase 1,500 shares of common stock, and options to purchase 625,104 shares of common stock exercisable within 60 days of April 27, 2022. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

(6)

Includes 3,500 shares of common stock, 1,500 March 2021 Warrants to purchase 1,500 shares of common stock exercisable within 60 days of April 27, 2022, and options to purchase 98,787 shares of common stock exercisable within 60 days of April 27, 2022.

(7)

Includes 17,594 shares of common stock, 20 Series A Warrants to purchase 20 shares of common stock exercisable within 60 days of April 27, 2022, 50 Series A-1 Warrants to purchase 50 shares of common stock exercisable within 60 days of April 27, 2022, 517 May 2020 Warrants to purchase 517 shares of common stock exercisable within 60 days of April 27, 2022, and options to purchase 328,545 shares of common stock exercisable within 60 days of April 27, 2022. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

DELINQUENT SECTION 16(a) REPORTS

Section 16 of the Exchange Act requires the Company’s directors, certain officers, and beneficial owners of more than ten percent of the Common Stock to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities and to provide copies of such reports to the Company. Based solely on a review of our records, publicly available information and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the 2021 fiscal year by our directors and officers except that, due to administrative delay, one Form 4 for Dr. Scott was filed late on February 9, 2021.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 33

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2020 Equity Incentive Plan	1,256,317	$5.36	630,561
2011 Long-Term Incentive Plan (2)	1,566,709	14.81	—
Equity compensation plans not approved by security holders (3)
Inducement Grant (4)	564,414	5.39	—
Total	3,387,440	$9.74	630,561

(1)	Represents the weighted-average exercise price of outstanding stock options and does not include RSUs.
(2)

The 2011 Plan terminated on the effective date of the 2020 Plan. All shares that were available under the 2011 Plan, including any that are expired, forfeited or otherwise returnable to the 2011 Plan are transferred to and become available for grant under the 2020 Plan. All awards granted under the 2011 Plan continue to be governed by the terms of the 2011 Plan and the award agreements.

(3)

Our board of directors has not established any specific number of shares that could be issued without stockholder approval. Inducement grants to new key employees are determined on a case-by-case basis. Other than possible inducement grants, we expect that all equity awards will be made under stockholder-approved plans.

(4)	Reflects grants of stock options to purchase 564,414 shares of common stock that were “inducement grants” as defined under Nasdaq Listing Rule 5635(c)(4).

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Directors, Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 34

ITEMS TO BE VOTED ON

ITEM 1: ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will vote on the election of five director nominees named in this Proxy Statement as directors, each to serve until our 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Craig E. Fraser, James Huang, Daniel Geffken, Robert Scott, M.D. and Leslie J. Williams for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF OUR FIVE DIRECTOR NOMINEES.	✔

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 35

ITEMS TO BE VOTED ON (continued)

ITEM 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures, which describe the 2021 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AT THE ANNUAL MEETING	✔

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 36

ITEMS TO BE VOTED ON (continued)

ITEM 3: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee of the Board has appointed and engaged EisnerAmper LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2022 fiscal year, and to perform audit-related services. EisnerAmper LLP has served as our independent registered public accounting firm since 2022.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for the 2022 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EisnerAmper LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of EisnerAmper LLP are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF EISNERAMPER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.	✔

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 37

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders must comply with the requirements set forth in our Bylaws. Stockholder proposals must be received by us no later than January 11, 2023. If we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to make available the proxy materials for the 2023 Annual Meeting in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2023 Annual Meeting of Stockholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 150th day, and no later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2023 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than January 8, 2023 and no later than the close of business on February 7, 2023. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

AVAILABILITY OF MATERIALS

Our 2021 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.windtreetx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock without charge upon written request to c/o Chief Financial Officer, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. In addition, it is available to beneficial and record holders of our common stock at https://www.cstproxy.com/windtreetx/2022.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 38

20270 Windtree Therapeutics Proxy Card REV4 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

WINDTREE THERAPEUTICS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 6, 2022.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

1. Election of Directors

	FOR	WITHHOLD AUTHORITY
(1) Craig E. Fraser	☐	☐
(2) James Huang	☐	☐
(3) Daniel Geffken	☐	☐
(4) Robert Scott, M.D.	☐	☐
(5) Leslie J. Williams	☐	☐

CONTROL NUMBER

Signature________________________________**Signature, if held jointly**________________________________ **Date**__________, **2022**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 39

20270 Windtree Therapeutics Proxy Card REV4 Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2022 Proxy Statement and the 2022 Annual Report to Stockholders are available at: https://www.cstproxy.com/windtreetx/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WINDTREE THERAPEUTICS, INC.

The undersigned appoints Craig E. Fraser and John P. Hamill, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Windtree Therapeutics, Inc. held of record by the undersigned at the close of business on April 27, 2022 at the Annual Meeting of Stockholders of Windtree Therapeutics, Inc. to be held on June 7, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

Notice of Annual Meeting of Stockholders and 2022 Proxy Statement | 40